EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capacitive Deionization Technology Systems, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dallas Talley, Chairman of the Board, Chief Executive Officer and Chief Financial Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dallas Talley
Dallas Talley Chairman of the Board, Chief Executive Officer and Chief Financial Officer

Dated: May 28, 2003